SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 31, 2014

KEYUAN PETROCHEMICALS, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park

Ningbo Economic & Technological Development Zone

Ningbo, Zhejiang Province

P.R. China 315803

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955

(ISSUER TELEPHONE NUMBER)

Silver Pearl Enterprises, Inc.

1541 E. Interstate 30

Rockwall, Texas 75087

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Hunter Taubman Weiss LLP 130 W 42nd Street, Suite 1008 New York, NY 10038 Tel: 212-732-7184
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 31, 2014, the Board of Director of Keyuan Petrochemicals, Inc. (the “Company”) approved a proposal from management to suspend the effectiveness of Mr. Baojun Zheng’s resignation as Chief Financial Officer and Vice President of Accounting of the Company until a suitable replacement is in place. Mr. Zheng resigned on December 23, 2014 due to personal reasons and he has agreed to stay at the Company as an Acting Chief Financial Officer and Vice President of Accounting during the interim period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: January 5, 2015	By:	/s/ Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer